Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS OPPORTUNISTIC FIXED INCOME FUND

On October 4, 2010, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased $30,000 of CBS Corp 4.300% Senior Notes due 2/15/2021 – CUSIP # 124857AE3 (the “Senior Notes”). The Senior Notes were purchased from Morgan Stanley, a member of the underwriting syndicate offering the Senior Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Morgan Stanley received a commission of 0.45% per Senior Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Goldman, Sachs & Co.
Deutsche Bank Securities, Inc.
J.P. Morgan Securities, LLC
Lloyds TSB Bank plc
Mizuho Securities USA, Inc.
Morgan Stanley & Co., Inc.
RBS Securities, Inc.
Scotia Capital (USA) Inc.
SG Americas Securities, LLC
SMBC Nikko Capital Markets Limited
U.S. Bancorp Investments, Inc.
Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Directors of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on February 15-16, 2011.

Feb

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Opportunistic Fixed Income Fund**
2. Anticipated Purchase Date: **10/4//2010**
3. Total Net Assets of Account/Fund: **$35,906,159**
4. Type and Description of Security to be Purchased: **CBS Corp 4.30% 02/15/21**
5. Credit Rating of Security (Rating/Rating Agency): **Baa3/Moody's BBB-/S&P BBB/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **MorganStanley**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **300,000,000**
9. CUSIP: **124857AE3**
10. Amount Purchased by Account/Fund: **30,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.08%**
13. Purchase Price of Securities (if at par, so state): **99.732**
14. Commission/Spread Received by Principal Underwriters: **0.45%**
15. Yield (as applicable): **4.22%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **4.22%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.__X______ MTONE________;
Mellon Private Trust Co. N. A. __________; Other (Describe)______________;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☒ If Exhibit D is required—If so, please complete and submit.

LOB Asset Management Unit (Print) <u>**Standish Mellon Asset Management**</u>
AND
LOB Portfolio Manager Name (Print) <u>David Leduc</u> Signature ______ Date <u>2/3/11</u>
AND
LOB CIO/COO Name (Print) <u>**Desmond MacIntyre**</u> Signature ______ Date <u>2/3/11</u>
AND
CCO Name (Print) <u>**Julia Braithwaite**</u> Signature ______ Date <u>2/3/11</u>

Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS OPPORTUNISTIC FIXED INCOME FUND

On October 4, 2010, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased $55,000 of CBS Corp 5.900% Senior Notes due 10/15/2040 – CUSIP # 124857AF0 (the “Senior Notes”). The Senior Notes were purchased from JP Morgan Securities, a member of the underwriting syndicate offering the Senior Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. JP Morgan Securities received a commission of 0.875% per Senior Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Goldman, Sachs & Co.
Deutsche Bank Securities, Inc.
J.P. Morgan Securities, LLC
Lloyds TSB Bank plc
Mizuho Securities USA, Inc.
Morgan Stanley & Co., Inc.
RBS Securities, Inc.
Scotia Capital (USA) Inc.
SG Americas Securities, LLC
SMBC Nikko Capital Markets Limited
U.S. Bancorp Investments, Inc.
Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Directors of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on February 15-16, 2011.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Opportunistic Fixed Income Fund**
2. Anticipated Purchase Date: **10/04/2010**
3. Total Net Assets of Account/Fund: **$35,906,159**
4. Type and Description of Security to be Purchased: **CBS Corp 5.900% 10/15/40**
5. Credit Rating of Security (Rating/Rating Agency): **Baa3/Moody's BBB-/S&P BBB/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **JP Morgan Securities**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **300,000,000**
9. CUSIP: **124857AF0**
10. Amount Purchased by Account/Fund: **55,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.02%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.15%**
13. Purchase Price of Securities (if at par, so state): **99.733**
14. Commission/Spread Received by Principal Underwriters: **0.875%**
15. Yield (as applicable): **5.95%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.95%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.______ MTONE______; Mellon Private Trust Co. N. A. ______; Other (Describe) Dreyfus Fund Board ______;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) Standish Mellon Asset Management
AND
LOB Portfolio Manager Name (Print) David Leduc Signature ______ Date 2/7/11
AND
LOB CIO/COO Name (Print) Desmond MacIntyre Signature ______ Date 2/7/11
AND
CCO Name (Print) Julia Braithwaite Signature ______ Date 2/7/11

Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS OPPORTUNISTIC FIXED INCOME FUND

On October 20, 2010, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased $850,000 of Unitedhealth Group 5.700% Notes due 10/15/2040 – CUSIP # 91324PBN1 (the “Notes”). The Notes were purchased from Citigroup Global, a member of the underwriting syndicate offering the Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Citigroup Global received a commission of 0.88% per Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

Barclays Capital
BB&T Capital Markets
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Citigroup Global
Credit Suisse Securities
Goldman, Sachs & Co.
J.P. Morgan Securities, LLC
Morgan Stanley & Co., Inc.
RBS Securities, Inc.
U.S. Bancorp Investments, Inc.
UBS Investment Bank
Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Directors of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on February 15-16, 2011.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Opportunistic Fixed Income Fund**
2. Anticipated Purchase Date: **10/20/2010**
3. Total Net Assets of Account/Fund: **$36,159,509**
4. Type and Description of Security to be Purchased: **Unitedhealth Group 5.700% 10/15/40**
5. Credit Rating of Security (Rating/Rating Agency): **Baa1/Moody's A-/S&P A-/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Citigroup Global**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **300,000,000**
9. CUSIP: **91324PBN1**
10. Amount Purchased by Account/Fund: **850,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.28%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **2.34%**
13. Purchase Price of Securities (if at par, so state): **99.362**
14. Commission/Spread Received by Principal Underwriters: **0.88%**
15. Yield (as applicable): **5.71%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.71%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A. X MTONE______; Mellon Private Trust Co. N. A. ________; Other (Describe) ____________;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☒ **If Exhibit D is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) David Leduc Signature [signature] Date 2/3/11
AND
OB CIO/COO Name (Print) **Desmond MacIntyre** Signature [signature] Date 2/3/11
'D
' Name (Print) **Julia Braithwaite** Signature [signature] Date 2/3/11

Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS DISCIPLINED STOCK FUND

On November 18, 2010, Dreyfus Disciplined Stock Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased $66,450 of LPL Investment Holdings, Inc. (LPLA) Common Stock - CUSIP # 50213H100 (the “Common Stock”). The Common Stock was purchased from Goldman, Sachs & Co., a member of the underwriting syndicate offering the Common Stock, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Goldman, Sachs & Co. received a commission of 0.225%. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

Lazard Capital Markets
BofA Merrill Lynch
Keefe Bruyette & Woods
Citi
Goldman, Sachs & Co.
J.P. Morgan
Sandler O’Neill & Partners, L.P.
Sanford C. Bernstein
Macquarie Capital
Morgan Stanley & Co., Inc.
UBS Investment Bank
William Blair & Company

Accompanying this statement are materials made available to the Board of Directors of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on February 15-16, 2011.

Feb

PRE-PURCHASE APPROVAL FORM- PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Dreyfus Disciplined Stock Fund
2. Anticipated Purchase Date: 11/18/10
3. Total Net Assets of Account/Fund: $ $585,062,666.62
4. Type and Description of Security to be Purchased: LPL Investment Holdings (LPLA)
5. Credit Rating of Security (Rating/Rating Agency): n/a
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets
8. Issue Size: 469,724,460
9. CUSIP: 50213H100
10. Amount Purchased by Account/Fund: 66,450
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .014147%
12. Amount Purchased as a Percentage of Account/Fund Assets: .01%
13. Purchase Price of Securities (if at par, so state): $30
14. Commission/Spread Received by Principal Underwriters: 22.25%
15. Yield (as applicable): n/a
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Bank of New York Mellon, N.A. ______;

    Other (Describe) Dreyfus

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of equity securities does not exceed 5% of the entire offering.
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box x if Exhibit E is required—If so, please complete and submit.**

LOB Asset Management Unit (Print) The Boston Company Asset Management, LLC

AND

LOB Portfolio Manager Name (Print): Sean Fitzgibbon Signature: Sean Fitzgibbon Date: as of 11/18/10

AND

LOB/CIO/COO Name (Print): John Truschel Signature: John Truschel Date: as of 11/18/10

AND

Chief Compliance Officer Name (Print): Jennifer Cassedy Signature: Jennifer Cassedy Date: as of 11/18/10

Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS DISCIPLINED STOCK FUND

On November 18, 2010, Dreyfus Disciplined Stock Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased $829,488 of General Motors (GM) Common Stock CUSIP # 37045V100 (the “Common Stock”). The Common Stock was purchased from J.P. Morgan, a member of the underwriting syndicate offering the Common Stock, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. J.P. Morgan received a commission of $0.1485 per share. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

Barclays Capital
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Bradesco BBI
CIBC
CICC
Citi
Commerzbank
Credit Suisse
Goldman, Sachs & Co.
Deutsche Bank Securities
ICBC International
Itaú BBA
J.P. Morgan
Lloyds TSB Corporate Markets
Loop Capital Markets
Morgan Stanley & Co., Inc.
RBC Capital Markets
Soleil Securities Corporation
The Williams Capital Group, L.P.

Accompanying this statement are materials made available to the Board of Directors of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on February 15-16, 2011.

Feb

PRE-PURCHASE APPROVAL FORM- PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Dreyfus Disciplined Stock Fund
2. Anticipated Purchase Date: 11/18/10
3. Total Net Assets of Account/Fund $ 585,062,666.62
4. Type and Description of Security to be Purchased: General Motors (GM)
5. Credit Rating of Security (Rating/Rating Agency): n/a
6. Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets
8. Issue Size: 15,774,000,000
9. CUSIP: 37045V100
10. Amount Purchased by Account/Fund: 829,488
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .005259%
12. Amount Purchased as a Percentage of Account/Fund Assets: .14%
13. Purchase Prica of Securities (if at par, so state): $ 33
14. Commission/Spread Received by Principal Underwriters: $0.1465 per share
15. Yield (as applicable): n/a
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Bank of New York Mellon, N.A.____;

    Other (Describe) Dreyfus

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based soleiy on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which eny sales are mede, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate Indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box x if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **The Boston Company Asset Management, LLC**

AND

LOB Portfolio Manager Name (Print): Sean Fitzgibbon Signature: Sean Fitzgibbon Date: as of 11/18/10

AND

LOB/CIO/COO Name (Print): John Truschel Signature: John Truschel Date: as of 11/18/10

AND

Chief Compliance Officer Name (Print): Jennifer Cassedy Signature: Jennifer Cassedy Date: as of 11/18/10

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	1/14/11

4th Quarter 2010

Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS OPPORTUNISTIC FIXED INCOME FUND

On January 19, 2011, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased $65,000 of HCP, Inc. 5.375% Senior Notes due 2/01/2021 – CUSIP # 40414LAD1 (the “Senior Notes”). The Senior Notes were purchased from UBS Investment Bank, a member of the underwriting syndicate offering the Senior Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. UBS Investment Bank received a commission of 0.650% per Senior Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

Barclays Capital
BNY Mellon Capital Markets, LLC
BofA Merrill Lynch
Citi
Credit Agricole CIB
Credit Suisse
Goldman, Sachs & Co.
Deutsche Bank Securities
J.P. Morgan
KeyBanc Capital Markets
Moelis & Company
Morgan Stanley & Co., Inc.
PNC Capital Markets LLC
RBS Securities, Inc.
Scotia Capital (USA) Inc.
SunTrust Robinson Humphrey
UBS Investment Bank
U.S. Bancorp Investments, Inc.
Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Directors of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on April 27-28, 2011.

EXHIBIT C April

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Opportunistic Fixed Income**
2. Anticipated Purchase Date: **01/19/2011**
3. Total Net Assets of Account/Fund: **$34,944,887.19**
4. Type and Description of Security to be Purchased: **HPC Inc 5.375% 02/01/21**
5. Credit Rating of Security (Rating/Rating Agency): **Baa2/Moody's BBB/S&P BBB/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **UBS Securities**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **1,200,000,000**
9. CUSIP: **40414LAD1**
10. Amount Purchased by Account/Fund: **65,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.19%**
13. Purchase Price of Securities (if at par, so state): **99.479**
14. Commission/Spread Received by Principal Underwriters: **0.650%**
15. Yield (as applicable): **5.403%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.403%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______ MTONE_______; Mellon Private Trust Co. N. A. _________; Other (Describe) ______ **Dreyfus Fund Board** ______;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If tha securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Menager Name (Print) **David Leduc** Signature [signature] Date 3/21/11
AND
LOB CIO/COO Name (Print) **David Horsfall** Signature [signature] Date 3/21/11
AND
CCO Name (Print) **Adrienne Camire** Signature [signature] Date 3/21/11

Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS OPPORTUNISTIC FIXED INCOME FUND

On March 29, 2011, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased $200,000 of Time Warner, Inc. 6.250% Senior Notes due 3/29/2041 – CUSIP # 887317AL9 (the “Senior Notes”). The Senior Notes were purchased from Bofa Merrill Lynch, a member of the underwriting syndicate offering the Senior Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Bofa Merrill Lynch received a commission of 0.875% per Senior Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

Barclays Capital
BNP Paribas
BofA Merrill Lynch
BNY Mellon Capital Markets, LLC
Citi
Credit Agricole CIB
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities
Goldman, Sachs & Co.
Handelsbanken Capital Markets
J.P. Morgan
Lloyds Securities
Mitsubishi UFJ Securities
Mizuho Securities USA, Inc.
Morgan Stanley & Co., Inc.
RBS Securities, Inc.
Santander Securities
Scotia Capital (USA) Inc.
Siebert Capital Markets
SMBC Nikko Capital Markets, LLC
The Williams Capital Group, L.P.
UBS Investment Bank
Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Directors of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on April 27-28, 2011.

April

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **Dreyfus Opportunistic Fixed Income**
2. Anticipated Purchase Date: **03/29/2011**
3. Total Net Assets of Account/Fund: **$36,507,153.06**
4. Type and Description of Security to be Purchased: **Time Warner Inc 6.250% 3/29/41**
5. Credit Rating of Security (Rating/Rating Agency): **Baa2/Moody's BBB/S&P BBB/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Bank of America**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **1,000,000,000**
9. CUSIP: **887317AL9**
10. Amount Purchased by Account/Fund: **200,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.02%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.54%**
13. Purchase Price of Securities (if at par, so state): **98.707**
14. Commission/Spread Received by Principal Underwriters: **0.875%**
15. Yield (as applicable): **6.332%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.332%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.______ MTONE______; Mellon Private Trust Co. N. A. ______; Other (Describe) **Dreyfus Fund Board**;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) **David Leduc** Signature [signature] Date 4/14/11
AND
LOB CIO/COO Name (Print) **Des Macintyre** Signature [signature] Date 4/14/11
AND
CCO Name (Print) **Julia Braithwaite** Signature [signature] Date 4/14/11

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	4/15/11

1st Quarter 2011